UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2021 (November 15, 2021)

WALGREENS BOOTS ALLIANCE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36759	47-1758322
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

108 Wilmot Road, Deerfield, Illinois		60015
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (847) 315-2500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	WBA	The Nasdaq Stock Market LLC
3.600% Walgreens Boots Alliance, Inc. notes due 2025	WBA25	The Nasdaq Stock Market LLC
2.125% Walgreens Boots Alliance, Inc. notes due 2026	WBA26	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry Into a Material Definitive Agreement.

Delayed Draw Term Loan Credit Agreement

On November 15, 2021 (the “Effective Date”), Walgreens Boots Alliance, Inc. (the “Company”) entered into a delayed draw term loan credit agreement (the “Credit Agreement”) with the designated borrowers from time to time party thereto (each, a “Designated Borrower”), the lenders from time to time party thereto and Bank of America, N.A., as administrative agent.

The Credit Agreement includes a $5,000,000,000 senior unsecured delayed draw term loan facility (the “Facility”) consisting of (x) a 364-day tranche in an aggregate principal amount not in excess of $2,000,000,000, (y) a 2-year tranche in an aggregate principal amount not in excess of $2,000,000,000 and (z) a 3-year tranche in an aggregate principal amount not in excess of $1,000,000,000. The 364-day tranche’s termination date is the date that is 364 days after the earlier of (x) the initial funding of the 364-day tranche loans and (y) February 15, 2022 (the “Margin Trigger Date”). The 2-year tranche’s termination date is the date that is two years after the earlier of (x) the initial funding of the 2-year tranche loans and (y) 3 months after the Effective Date. The 3-year tranche’s termination date is the date that is three years after the earlier of (x) the initial funding of the 3-year tranche loans and (y) 3 months after the Effective Date. Loans under the Credit Agreement shall be denominated in U.S. dollars.

Borrowings under the Credit Agreement will bear interest at a fluctuating rate per annum equal to, at the Company or a Designated Borrower’s option, the alternate base rate, eurocurrency rate or, from and after the date that daily SOFR becomes available under the Credit Agreement, the daily SOFR rate, in each case, plus an applicable margin. For the 364-day tranche, the applicable margin is (i) prior to the six month anniversary of the Margin Trigger Date, 0.70% in the case of eurocurrency rate loans and daily SOFR loans, and 0.00% in the case of alternate base rate loans and (ii) on and after the six month anniversary of the Margin Trigger Date, 0.75% in the case of eurocurrency rate loans and daily SOFR loans, and 0.00% in the case of alternate base rate loans. For the 2-year tranche, the applicable margin is 0.85% in the case of eurocurrency rate loans and daily SOFR loans, and 0.00% in the case of alternate base rate loans. For the 3-year tranche, the applicable margin is 1.00% in the case of eurocurrency rate loans and daily SOFR loans, and 0.00% in the case of alternate base rate loans.

Voluntary prepayments of the loans and, during the availability period, voluntary reductions of the unutilized portion of the commitments under the Credit Agreement are permissible, in each case, without penalty, subject to certain conditions pertaining to minimum notice and minimum reduction amounts as described in the Credit Agreement. Amounts borrowed under the Facility and repaid or prepaid may not be reborrowed.

The Credit Agreement contains representations and warranties and affirmative and negative covenants customary for unsecured financings of this type. The Credit Agreement includes a financial covenant requiring that, as of the last day of each fiscal quarter, commencing with the first quarter ending after the Effective Date, the ratio of Consolidated Debt to Total Capitalization (as those terms are defined in the Credit Agreement) shall not be greater than 0.60:1.00; provided that such ratio is subject to increase in certain circumstances set forth in the Credit Agreement.

The Credit Agreement also contains various events of default (subject to certain grace periods, to the extent applicable), including, events of default for the nonpayment of principal, interest or fees, breach of covenants; payment defaults on, or acceleration under, certain other material indebtedness; inaccuracy of the representations or warranties in any material respect; bankruptcy or insolvency; certain unfunded liabilities under employee benefit plans; certain unsatisfied judgments; certain ERISA violations; the invalidity or unenforceability of the Credit Agreement or any note issued in accordance therewith; and invalidity of the Parent Guarantee, as such term is defined in the Credit Agreement.

The foregoing description of the Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Credit Agreement, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

The lenders under the Credit Agreement and/or their affiliates may have in the past performed, and may in the future from time to time perform, investment banking, financial advisory, lending and/or commercial banking services, or other services for the Company and its subsidiaries, for which they have received, and may in the future receive, customary compensation and expense reimbursement.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off–Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

10.1	Delayed Draw Term Loan Credit Agreement, dated as of November 15, 2021, by and among Walgreens Boots Alliance, Inc., the Designated Borrowers from time to time party thereto, the Lenders from time to time party thereto and Bank of America, N.A., as Administrative Agent.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WALGREENS BOOTS ALLIANCE, INC.

Date: November 16, 2021	By:	/s/ Joseph B. Amsbary, Jr.
	Title:	Vice President and Corporate Secretary